                               POWER OF ATTORNEY



                  The undersigned hereby constitutes and appoints Jeffrey H. Erickson, and/or Robert A. Peiser, each of them, with full power to act without the other, such substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Trans World Airlines, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1995, and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of March, 1996.

                                                     By:  /s/ William F. Compton
                                                         -----------------------
                                                         William F. Compton

                                POWER OF ATTORNEY



                  The undersigned hereby constitutes and appoints Jeffrey H. Erickson, and/or Robert A. Peiser, each of them, with full power to act without the other, such substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Trans World Airlines, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1995, and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of March, 1996.

                                                     By:  /s/ Eugene P. Conese
                                                         ----------------------
                                                         Eugene P. Conese

                                POWER OF ATTORNEY



                  The undersigned hereby constitutes and appoints Jeffrey H. Erickson, and/or Robert A. Peiser, each of them, with full power to act without the other, such substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Trans World Airlines, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1995, and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of March, 1996.

                                                     By:  /s/ Gerald L. Gitner
                                                         ----------------------
                                                         Gerald L. Gitner

                                POWER OF ATTORNEY



                  The undersigned hereby constitutes and appoints Jeffrey H. Erickson, and/or Robert A. Peiser, each of them, with full power to act without the other, such substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Trans World Airlines, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1995, and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of March, 1996.

                                                     By:  /s/ William M. Hoffman
                                                         ----------------------
                                                         William M. Hoffman

                                POWER OF ATTORNEY



                  The undersigned hereby constitutes and appoints Jeffrey H. Erickson, and/or Robert A. Peiser, each of them, with full power to act without the other, such substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Trans World Airlines, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1995, and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of March, 1996.

                                                     By:  /s/ Thomas H. Jacobsen
                                                         ----------------------
                                                         Thomas H. Jacobsen

                                POWER OF ATTORNEY

                  The undersigned hereby constitutes and appoints Jeffrey H. Erickson, and/or Robert A. Peiser, each of them, with full power to act without the other, such substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Trans World Airlines, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1995, and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of March, 1996.

                                                     By:  /s/ Myron Kaplan
                                                         ----------------------
                                                         Myron Kaplan

                                POWER OF ATTORNEY

                  The undersigned hereby constitutes and appoints Jeffrey H. Erickson, and/or Robert A. Peiser, each of them, with full power to act without the other, such substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Trans World Airlines, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1995, and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of March, 1996.

                                              By: /s/ Jewel Lafontant-Mankarious
                                                  ------------------------------
                                                  Jewel Lafontant-Mankarious

                                POWER OF ATTORNEY



                  The undersigned hereby constitutes and appoints Jeffrey H. Erickson, and/or Robert A. Peiser, each of them, with full power to act without the other, such substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Trans World Airlines, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1995, and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of March, 1996.

                                                     By:  /s/ James A. Lawrence
                                                         ----------------------
                                                         James A. Lawrence

                                POWER OF ATTORNEY



                  The undersigned hereby constitutes and appoints Jeffrey H. Erickson, and/or Robert A. Peiser, each of them, with full power to act without the other, such substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Trans World Airlines, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1995, and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of March, 1996.

                                                     By:  /s/ Thomas F. Meagher
                                                         ----------------------
                                                         Thomas F. Meagher

                                POWER OF ATTORNEY



                  The undersigned hereby constitutes and appoints Jeffrey H. Erickson, and/or Robert A. Peiser, each of them, with full power to act without the other, such substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Trans World Airlines, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1995, and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 3rd day of March, 1996.

                                                     By:  /s/ William O'Driscoll
                                                         ----------------------
                                                         William O'Driscoll

                                POWER OF ATTORNEY



                  The undersigned hereby constitutes and appoints Jeffrey H. Erickson, and/or Robert A. Peiser, each of them, with full power to act without the other, such substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Trans World Airlines, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1995, and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of March, 1996.

                                                   By:  /s/ G. Joseph Reddington
                                                        ------------------------
                                                        G. Joseph Reddington

                                POWER OF ATTORNEY



                  The undersigned hereby constitutes and appoints Jeffrey H. Erickson, and/or Robert A. Peiser, each of them, with full power to act without the other, such substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Trans World Airlines, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1995, and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of March, 1996.

                                                     By:  /s/ Lawrence K. Roos
                                                         ----------------------
                                                         Lawrence K. Roos

                                POWER OF ATTORNEY



                  The undersigned hereby constitutes and appoints Jeffrey H. Erickson, and/or Robert A. Peiser, each of them, with full power to act without the other, such substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Trans World Airlines, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1995, and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of March, 1996.

                                                 By:  /s/ William W. Winpisinger
                                                      --------------------------
                                                      William W. Winpisinger